SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     February 22, 1999


LEHMAN ABS CORPORATION
(Exact name of registrant as specified in its charter)


              Delaware                   333-39649         13-3447441
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)

Three World Financial Center
200 Vesey Street
New York, New York                                       10022
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 526-7000
Item 5. Other Events

     On February 22, 1999 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated February 22, 1999.
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.

     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                  Date:
                  Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item Exhibit No.

   1.    Monthly Distribution Report Dated  February 22, 1999


WMC Mortgage Loan Pass-Through Certificates


STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:  22-Feb-99

DISTRIBUTION SUMMARY
                              Pass
     Beginning                Through                Remaining
ClassBalance      Principal   Rate       Interest    Balance
A    188782555.35  5416717.44    5.16750%  894239.37  183365837.91
M-1   27136000.00        0.00    5.43750%  135256.00   27136000.00
M-2   21106000.00        0.00    5.64750%  109263.12   21106000.00
B     18090000.00        0.00    6.25750%  103764.99   18090000.00
C *    1502345.00        0.00    4.48024%       0.00    1502345.00
R            0.00        0.00    0.00000%       0.00          0.00
TOTAL256616900.35  5416717.44             1242523.48  251200182.91

* Class C Interest and Pass-Through Rate
is based on a Notional Balance of:                    256616900.35

AMOUNTS PER $1,000 UNIT

                  Beginning                          Remaining
ClassCusip        Balance     Principal  Interest    Balance
A    92928XAA1      807.90932  23.181255    3.826965    784.728067
M-1  92928XAB9     1000.00000   0.000000    4.984375   1000.000000
M-2  92928XAC7     1000.00000   0.000000    5.176875   1000.000000
B    92928XAD5     1000.00000   0.000000    5.736041   1000.000000
C                  1000.00000   0.000000    0.000000   1000.000000









PRINCIPAL DISTRIBUTION BREAKDOWN
     Monthly                             Overcollateralization
     Principal                           Increase
ClassReceived     Prepayments Liquidation(Reduction)         Total
A        95286.77  4409094.35       0.00   912336.32    5416717.44
M-1          0.00        0.00       0.00        0.00          0.00
M-2          0.00        0.00       0.00        0.00          0.00
B            0.00        0.00       0.00        0.00          0.00

                                         LIBOR:           4.957500%


SEC. 5.03  (i)    Available Funds                       6660898.65
SEC. 5.03  (i) and (ii)                              See Page 1

SEC. 5.03  (iii), (vi), (vii)

     Aggregate Amount of Principal Collected            4504381.12
     Aggregate Amount of Interest Collected             2156517.53

SEC. 5.03  (iv)
     Number of loans subject to
     Principal Prepayments                                      39
     The Principal Balances of loans subject
     to Principal Prepayments                           4191176.48

SEC. 5.03  (v)
     The Amount of Curtailments received                 205879.56
     during the Due Period

SEC. 5.03  (viii)
     The Amount required to be paid by the seller pursuant
     to Sections 2.02, 2.04, or 2.06 Repurchases              0.00

SEC. 5.03  (ix)
     Monthly Advances                                         0.00
     Compensating Interest                           included above

SEC. 5.03  (x)
     Principal Distibution Amount on                 See Page 1
     each Class of Certificates
     Interest Distibution Amount on                  See Page 1
     each Class of Certificates

SEC. 5.03  (xi)
     Class Interest Carryover Shortfall

     Class A             0.00
     Class M-1           0.00
     Class M-2           0.00
     Class B             0.00
     Class C      10716677.08

SEC. 5.03  (xii)
     Amount Distributed to Class R-1                          0.00
     Amount Distributed to Class R-2                          0.00

SEC. 5.03  (xiii)








     Aggregate Class Balance after
     giving affect to distributions                  See Page 1

SEC. 5.03  (xiv)
     Weighted Average Remaining Term to Maturity
     of the Mortgage Loans                                  348.72
     Weighted Average Coupon Rate
     of the Mortgage Loans                                10.26986%

SEC. 5.03  (xv)   Servicing Fee                          110515.22

SEC. 5.03  (xvi)  Payments or Reimbursements to the
                   Servicer pursuant to section 3.03          0.00

SEC. 5.03 (xvii)
     Overcollateralization Amount as of
     beginning of period                               10121981.33
     Overcollateralization Release Amount                     0.00
     Overcollateralization Deficiency Amount            2691868.37
     Monthly Excess Interest Amount                      912336.32

SEC. 5.03 (xix)
     Number of Mortgage Loans outstanding
     at the beginning of the Period                           2709

     Number of Mortgage Loans outstanding
     at the end of the Period                                 2670

SEC. 5.03 (xx)    Pool Principal Balance
                   (Beginning of Due Period)          265236536.68
                   Pool Principal Balance
                   (End of Due Period)                260732155.56

SEC. 5.03 (xxi)   Delinquency Information
                                 Count     Balance
           30-59 Days                 16  1569313.64
           60-89 Days                  0        0.00
           90+ Days                    1   344264.17
           * Excludes Bankruptcies, Foreclosures, and REOs.

                                            Number      Balance
           Loans in Foreclosure (LIF):           387   35256500.28
           Newly Commenced LIF:                   90    8024277.15
           Loans in Bankruptcy                    71    6348008.04
           REO's                                  46    4027447.28

SEC. 5.03 (xxii)
     Unpaid principal amount of mortgage loans that
      became Liquidated Mortgage Loans                        0.00

SEC. 5.03 (xxiii)
     Net Liquidation Proceeds during Due Period               0.00

SEC. 5.03 (xxv)   Trigger Event occurrence           YES

SEC. 5.03 (xxvii) Net Funds Cap Carryover Amount

                  Net Funds Cap          Amount paid from








                  Carryover Amount       Reserve Account
     Class A             0.00                   0.00
     Class M-1           0.00                   0.00
     Class M-2           0.00                   0.00
     Class B             0.00                   0.00
     Total               0.00                   0.00

SEC. 5.03 (xxvii) Net Funds Cap Carryover Reserve Account

Beginning Balance                                         10428.63
plus Investment earnings                                     41.46
plus deposit Net Funds Carryover Amount                       0.00
Total Reserve Account balance before withdrawals          10470.09

Less Withdrawals:
Class A Net Funds Cap Carryover Amount                        0.00
Class M-1 Net Funds Cap Carryover Amount                      0.00
Class M-2 Net Funds Cap Carryover Amount                      0.00
Class B Net Funds Cap Carryover Amount                        0.00
Ending Net Funds Cap Carryover Reserve Account            10470.09



SEC. 5.03 (xxix)
                  Principal              Payment of previous
                  Write-Down Amount      Write-Down Amount
     Class M-1           0.00                   0.00
     Class M-2           0.00                   0.00
     Class B             0.00                   0.00




     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     LEHMAN ABS CORPORATION
WMC MORTGAGE LOAN PASS-THROUGH CERTIFICATES
     SERIES 1998-1

                        By: /s/ Richard Tarnas
                        Name:  Richard Tarnas
                        Title:  Vice President
                        The First National Bank of Chicago



Dated: February 28, 1999